BANK OF AMERICA SECURITIES
2004-KS8
ADJUSTABLE RATE COLLATERAL

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                    % of pool  average LTV   LTV above 80%  LTV above 90%  % full doc  % owner occ  ave wac   % below 100k
                    -------------------------------------------------------------------------------------------------------
A   FICO below 600   31.73         79.06        45.13          0.16         92.29        96.76      7.564           24.20
                    -------------------------------------------------------------------------------------------------------
    FICO below 580   19.64         77.29        41.45          0.00         93.03        97.18      7.747           25.72
                    -------------------------------------------------------------------------------------------------------
    FICO below 560   10.13         73.22        24.90          0.00         92.41        96.72      7.861           27.83
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CONT'D

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         % above 500k      % IO       ave DTI        DTI > 45%
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                0.00        1.87        40.34           36.28
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                0.00        0.00        40.11           37.20
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                0.00        0.00        39.61           39.18
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                  % of pool average LTV  FICO under 600   FICO under 575    % full doc % owner occ  ave wac   % below 100k
                  -----------------------------------------------------------------------------------------------------------
B  LTV above 85%  33.82      91.81          25.12            9.84             99.69       96.13     7.198           15.20
                  -----------------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------------------------
   LTV above 90%  11.90      95.57           0.42            0.00             99.54       98.87     7.266           14.91
                  -----------------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------------------------
   LTV above 95%  1.82       99.91           2.73            0.00            100.00      100.00     7.432            5.46
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CONT'D
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% above 500k         % IO       ave DTI       DTI > 45%         LTV above 80%         LTV above 90%
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     0.45        7.42        41.37           41.68                      100                   35.18
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     0.00        3.15        42.09           44.01                      100                  100.00
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     0.00        0.00        43.57           64.11                      100                  100.00
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              % of pool  average LTV  FICO under 600 FICO under 575   % full doc  % owner occ ave wac % below 100k  % above 500k
              ----------------------------------------------------------------------------------------------------------------------
C  DTI > 40%  55.04         82.69      32.00         17.25             81.49        92.42      7.073         14.60          0.00
              ----------------------------------------------------------------------------------------------------------------------
              ----------------------------------------------------------------------------------------------------------------------
   DTI > 45%  35.26         82.99      32.64         18.26             83.86        91.82      7.093         14.02          0.00
              ----------------------------------------------------------------------------------------------------------------------
              ----------------------------------------------------------------------------------------------------------------------
   DTI > 50%   7.20         80.06      56.20         34.52             94.18        87.48      7.255         18.22          0.00
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CONT'D

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    % IO       ave DTI       DTI > 45%           LTV above 80%            LTV above 90%
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    9.20        47.08           64.05                    50.93                   13.79
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    8.35        49.37          100.00                    53.89                   14.85
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    0.00        53.24          100.00                    50.95                    6.30
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D                    % of pool   average LTV    FICO under 600  FICO under 575     % full doc   % owner occ    ave wac  % below 100k
                     ---------------------------------------------------------------------------------------------------------------
     Non Owner Occ     5.95           78.5            12.39          5.59             72.59          0.00      7.118           28.03
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
      Reduced Docs    19.89          75.96            12.29          5.97              0.00         88.63      7.110           11.09
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
    Loans below 100k  17.35          80.33            44.26          26.2             87.28         89.08      7.591          100.00
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
        IO Loans      11.07          81.18             5.36          0.00             90.00        100.00      6.101            2.35
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CONT'D

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 % above 500k        % IO       ave DTI         DTI > 45%     LTV > 80%            LTV > 90%
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         0.00        0.00        39.31            36.10       38.97                    0.00
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         0.00        5.57        38.99            28.61       14.78                    0.27
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         0.00        1.50        38.13            28.49       46.23                   10.22
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         1.38      100.00        39.02            26.58       29.32                    3.39
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H    What are top 10 cities and average strats for each

     Top 10 Cities
     of Overall Pool     Loans         Balance ($)     Balance     Rate (%)  Remaing Term (months)  LTV             Score
     --------------------------------------------------------------------------------------------------------------------
      CHICAGO             37          5,641,636         1.66       7.313         360               80.88             606
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     LAS VEGAS            25          4,995,569         1.47       6.735         360               82.44             622
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     MINNEAPOLIS          22          3,535,720         1.04       6.812         359               79.54             653
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     MILWAUKEE            38          3,361,481         0.99       7.818         360               80.49             604
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     SACRAMENTO           14          2,393,024         0.71       6.956         359               75.33             615
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     RICHMOND             13          2,175,513         0.64       6.815         360               84.67             640
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     HOUSTON              21          2,112,166         0.62       7.454         360               81.23             630
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     PHOENIX              16          1,991,267         0.59       6.897         360               83.32             621
     --------------------------------------------------------------------------------------------------------------------
     MIAMI                12          1,944,128         0.57       7.085         360               80.57             615
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     RIVERSIDE             6          1,794,197         0.53       6.480         360               86.32             606
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I    What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

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LTV > 90   Loans     Balance ($)  % of Balance   Rate (%)  % Reduced Doctype  % IO Loans  % non-owner Occupied  % Fico Less Than 600
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LTV > 90    271     40,375,988      11.90%        7.266         0.46              3.15            1.13                  0.42
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J    What is max LTv fo stated income and minimum FICO for stated income?
     Max LTV for Reduced Documentation: 100.00
     Min Fico for Reduced Documentation: 528
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K    What is min FICO for loans above 90% LTV
     Min Fico for ltv greater than 90: 585
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L    Seasoning hisotry - any over 3m?   0.40% of total balance.



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